UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2014

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on June 19, 2014. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arnold S. Barron	163,038,879	1,385,463	13,434,424
Macon F. Brock, Jr.	162,499,235	1,925,107	13,434,424
Mary Anne Citrino	163,849,718	574,624	13,434,424
H. Ray Compton	156,038,596	8,385,746	13,434,424
Conrad M. Hall	163,043,431	1,380,911	13,434,424
Lemuel E. Lewis	164,080,141	344,201	13,434,424
J. Douglas Perry	162,882,220	1,542,122	13,434,424
Bob Sasser	163,117,290	1,307,052	13,434,424
Thomas A. Saunders III	157,195,943	7,228,399	13,434,424
Thomas E. Whiddon	163,049,812	1,374,530	13,434,424
Carl P. Zeithaml	163,040,329	1,384,013	13,434,424

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 12, 2014.

Votes For	161,047,677
Votes Against	2,708,067
Abstain	668,598
Broker Non-Votes	13,434,424

3.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.’s Independent Registered Public Accounting firm for 2014.

Votes For	176,190,570
Votes Against	1,504,410
Abstain	163,786

4.	The shareholders approved a shareholder proposal to implement a majority vote standard in uncontested director elections.

Votes For	89,057,675
Votes Against	71,258,653
Abstain	4,108,014
Broker Non-Votes	13,434,424

Item 7.01. Regulation FD Disclosure.

On June 20, 2014, Dollar Tree, Inc. issued a press release announcing the voting results from the Company’s Annual Meeting of Shareholders on June 19, 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release dated June 20, 2014 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 20, 2014	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 99.1	Press Release dated June 20, 2014 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders